UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________

FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019
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Libbey Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-12084	34-1559357
(State of incorporation)	(Commission File Number)	(IRS Employer identification No.)

300 Madison Avenue Toledo, Ohio	43604
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (419) 325-2100
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Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	LBY	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On May 15, 2019, at the Annual Meeting of Shareholders of Libbey Inc. (the “Company”), the Company’s shareholders approved the Amended and Restated Libbey Inc. 2016 Omnibus Incentive Plan (the “Amended 2016 Plan”). The Amended 2016 Plan, effective May 15, 2019, amends and restates the Libbey Inc. 2016 Omnibus Incentive Plan approved by stockholders at the 2016 annual meeting of shareholders (the “2016 Plan”).

The purpose of the Amended 2016 Plan is to enable the Company to obtain and retain the services of employees and non-employee directors considered essential to the long-range success of the Company, to provide a means whereby employees and non-employee directors develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders.

The Amended 2016 Plan increases the number of shares reserved for issuance under the plan by 1,750,000 shares, enabling the Company to continue to provide competitive, performance-based equity compensation that aligns our employees’ and non-employee directors’ interests with those of our shareholders. In addition, the Amended 2016 Plan makes the following changes to the 2016 Plan: (i) provides that dividends or dividend equivalents with respect to any award that is subject to vesting conditions or restrictions will be deferred and held in escrow or deemed reinvested in additional shares until all vesting conditions or restrictions relating to the award (or portion of the award to which the dividend or dividend equivalent relates) have been satisfied and will be forfeited if and to the extent the vesting conditions or restrictions are not satisfied; (ii) increases the maximum number of shares that may be granted to non-employee directors collectively in any year to 200,000 shares; (iii) provides that, except with respect to a maximum of 5% of the shares authorized for issuance under the plan, full value awards that vest on the basis of the participant’s continued employment with or service to the Company may not vest before the first anniversary of the date on which the award is approved; and (iv) removes certain provisions that were otherwise required for awards to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code prior to the repeal of Section 162(m) as part of the Tax Cuts and Jobs Act of 2017.

The preceding summary description of the Amended 2016 Plan is qualified in its entirety by reference to the Amended 2016 Plan itself, a copy of which is attached as Appendix B to the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on March 28, 2019.

Item 5.07 Submission of Matters to a Vote of Security Holders

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 5.07 of Form 8-K, "Submission of Matters to a Vote of Security Holders."

The Annual Meeting of the Shareholders of the Company was held on May 15, 2019. The following are the final voting results on proposals considered and voted upon by shareholders, all of which are described in more detail in the Company's definitive proxy statement for the Annual Meeting filed March 28, 2019.

1.	The following individuals were elected to serve as directors for a three year term. The voting results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Ginger M. Jones	13,299,756	1,364,121	5,104,175
Eileen A. Mallesch	12,193,622	2,470,255	5,104,175

2.	The non-binding advisory resolution on the Company's 2018 executive compensation was approved. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
12,484,601	2,089,682	89,594	5,104,175

3.	The Amended and Restated Libbey Inc. 2016 Omnibus Incentive Plan was approved. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
12,203,292	2,377,063	83,522	5,104,175

4.	Deloitte & Touche LLP was ratified as the Company's independent auditors for the fiscal year ending December 31, 2019. The voting results were as follows:

Votes For	Votes Against	Votes Abstained
18,211,652	232,925	1,323,475

Item 9.01 Financial Statements and Exhibits

d)	Exhibits:

Exhibit No.	Description
10.1	Amended and Restated Libbey Inc. 2016 Omnibus Incentive Plan (filed as Appendix B to the Company's Proxy Statement on Form DEF 14A filed on March 28, 2019 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Libbey Inc. Registrant
Date: May 17, 2019	By:	/s/ Susan Allene Kovach
Susan Allene Kovach
Senior Vice President, General Counsel & Secretary